LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$1,396,740,000 (Approximate)

FIRST FRANKLIN MORTGAGE LOAN TRUST,

SERIES 2005-FF10

SENIOR/SUBORDINATE CERTIFICATES

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site,.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

To 10% Call
Class	Approximate Size ($)(1)	Coupon/ Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Fitch)
A1(4)	241,517,000	1 M LIBOR	2.45	1-74	13.70%	TBD	11/25/2035	AAA/AAA
A2(5)	370,878,000	1 M LIBOR	1.00	1-21	13.70%	TBD	11/25/2035	AAA/AAA
A3(5)	190,882,000	1 M LIBOR	2.00	21-28	13.70%	TBD	11/25/2035	AAA/AAA
A4-A(5)	117,562,000	1 M LIBOR	3.50	28-66	13.70%	TBD	11/25/2035	AAA/AAA
A4-F(5)	117,562,000	[5.250]%	3.50	28-66	13.70%	N/A	11/25/2035	AAA/AAA
A5(5)	94,472,000	1 M LIBOR	6.08	66-74	13.70%	TBD	11/25/2035	AAA/AAA
A6-M(6)	81,623,000	1 M LIBOR	2.42	1-74	13.70%	TBD	11/25/2035	AAA/NR
M1	49,959,000	1 M LIBOR	4.40	40-74	10.15%	TBD	11/25/2035	AA+/NR
M2	48,552,000	1 M LIBOR	4.34	39-74	6.70%	TBD	11/25/2035	AA/NR
M3	30,960,000	1 M LIBOR	4.30	38-74	4.50%	TBD	11/25/2035	A+/NR
M4	16,184,000	1 M LIBOR	4.29	37-74	3.35%	TBD	11/25/2035	A/NR
M5	8,444,000	1 M LIBOR	4.27	37-74	2.75%	TBD	11/25/2035	A-/NR
M6	11,962,000	1 M LIBOR	4.21	37-74	1.90%	TBD	11/25/2035	BBB+/NR
M7	7,036,000	1 M LIBOR	3.99	37-65	1.40%	TBD	11/25/2035	BBB/NR
M8	9,147,000	1 M LIBOR	3.56	37-56	0.75%	TBD	11/25/2035	BBB-/NR

To Maturity
Class	Approximate Size ($)(1)	Coupon/ Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Fitch)
A1(4)	241,517,000	1 M LIBOR	2.68	1-171	13.70%	TBD	11/25/2035	AAA/AAA
A2(5)	370,878,000	1 M LIBOR	1.00	1-21	13.70%	TBD	11/25/2035	AAA/AAA
A3(5)	190,882,000	1 M LIBOR	2.00	21-28	13.70%	TBD	11/25/2035	AAA/AAA
A4-A(5)	117,562,000	1 M LIBOR	3.50	28-66	13.70%	TBD	11/25/2035	AAA/AAA
A4-F(5)	117,562,000	[5.250]%	3.50	28-66	13.70%	N/A	11/25/2035	AAA/AAA
A5(5)	94,472,000	1 M LIBOR	7.85	66-167	13.70%	TBD	11/25/2035	AAA/AAA
A6-M(6)	81,623,000	1 M LIBOR	2.62	1-171	13.70%	TBD	11/25/2035	AAA/NR
M1	49,959,000	1 M LIBOR	4.80	40-127	10.15%	TBD	11/25/2035	AA+/NR
M2	48,552,000	1 M LIBOR	4.69	39-117	6.70%	TBD	11/25/2035	AA/NR
M3	30,960,000	1 M LIBOR	4.57	38-104	4.50%	TBD	11/25/2035	A+/NR
M4	16,184,000	1 M LIBOR	4.47	37-92	3.35%	TBD	11/25/2035	A/NR
M5	8,444,000	1 M LIBOR	4.35	37-82	2.75%	TBD	11/25/2035	A-/NR
M6	11,962,000	1 M LIBOR	4.21	37-76	1.90%	TBD	11/25/2035	BBB+/NR
M7	7,036,000	1 M LIBOR	3.99	37-65	1.40%	TBD	11/25/2035	BBB/NR
M8	9,147,000	1 M LIBOR	3.56	37-56	0.75%	TBD	11/25/2035	BBB-/NR

(1)

Subject to a permitted variance of +5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR until month 22, remaining constant at 50% CPR in months 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.75%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2, Class A3, Class A4-A, Class A4-F and Class A5 Certificates are the Senior Certificates of Group 2.

(6)

The Class A6-M Certificates are the Subordinate Senior Certificates and are made up of two components, one from each Collateral Group.  The A6-M(1) Component will be paid from Group 1 and will have an approximate initial component balance of $17,401,000.  The A6-M(2) Component will be paid from Group 2 and will have an approximate initial component balance of $64,222,000.

Origination and Servicing

All of the Mortgage Loans were originated or acquired by First Franklin and are serviced by National City Home Loan Services.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group and then from the unrelated group, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

A)  All principal from Group 1 will be paid to the Class A1 Certificates and the A6-M(1) Component, pro rata, in proportion to their outstanding balance, until they have been reduced to zero;

B)

All principal from Group 2 will be paid to the Class A2, A3, A4-A, A4-F and A5 Certificates, pro rata to the A6-M(2) Component, in proportion to their outstanding balance, concurrently as follows:

(i)

To the Class A2, A3, A4-A, A4-F and A5 Certificates, in the following order of priority:

(a)

To the Class A2 and A3 Certificates, sequentially and in that order, until they have been reduced to zero;

(b)

To the Class A4-A and A4-F Certificates, pro rata, in proportion to their outstanding balance, until they have been reduced to zero; and

(c)

To the Class A5 Certificates, until they have been reduced to zero; and

(ii)

To the A6-M(2) Component, until it has been reduced to zero;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated group, to be paid as described above, until all the Senior Certificates and Component have been reduced to zero; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order, until reduced to zero.

II.

  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates and Component, to be paid as described in (I)(1)(A) and (I)(1)(B) above, provided, however, that principal will only be allocated to the Senior Certificates and Components in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date on which the Class Principal Amount of each of the Class A Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to approximately 27.40% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4-A, A5, M1, M2, M3, M4, M5, M6, M7 and M8 Certificates  (the “LIBOR Certificates”) and the A6-M(1) and A6-M(2) Components (the “Components”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  The Interest Rate for the Class A6-M Certificates will be equal to the weighted average of the Interest Rates on the A6-M(1) and A6-M(2) Components, weighted on the basis of their related Component Principal Amounts for such Distribution Date.  Interest for the LIBOR Certificates and Components will be calculated on an actual/360 basis.

The Interest Rate for the Class A4-F Certificates (the “Fixed Rate Certificates”) will be equal to the lesser of (i) the stated fixed rate and (ii) the applicable Net Funds Cap.  Interest for the Fixed Rate Certificates will be calculated on a 30/360 basis.

The “Accrual Period” for the LIBOR Certificates and Components for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on October 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.   The “Accrual Period” for the Fixed Rate Certificates for each Distribution Date will be the calendar month preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay Servicing Fees;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, from the unrelated Group, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates and A6-M(1) Component from Group 1 Interest on a pro rata basis;

(5)

To pay Current Interest and Carryforward Interest to the Class A2, A3, A4-A, A4-F and A5 Certificates and the A6-M(2) Component from Group 2 Interest on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components on a pro rata basis to the extent not paid above;

(7)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, sequentially and in that order;

(8)

To pay the Credit Risk Manager Fee;

(9)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(10)

Any interest remaining after the application of (1) through (9) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(11)

To pay sequentially to the Class A6-M, M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Deferred Amounts, provided that any Deferred Amounts payable to the Class A6-M Certificates will be allocated to the A6-M(1) and A6-M(2) Components, pro rata, in proportion to their Component Principal Amounts;

(12)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4-A, A4-F and A5 Certificates and A6-M(1) and A6-M(2) Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(13)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(14)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	242,306,000	4.77
2	1,273,344,000	4.30	32	226,591,000	4.77
3	1,264,510,000	4.43	33	213,764,000	4.78
4	1,252,652,000	4.51	34	203,270,000	4.79
5	1,236,527,000	4.58	35	193,290,000	4.79
6	1,198,662,000	4.63	36	183,804,000	4.80
7	1,161,951,000	4.67	37	174,783,000	4.80
8	1,126,356,000	4.70	38	166,205,000	4.81
9	1,091,846,000	4.71	39	158,046,000	4.81
10	1,058,386,000	4.72	40	150,287,000	4.82
11	1,025,945,000	4.74	41	142,909,000	4.82
12	994,493,000	4.74	42	135,893,000	4.83
13	956,961,000	4.74	43	129,220,000	4.83
14	919,658,000	4.77	44	122,874,000	4.84
15	882,655,000	4.74	45	116,840,000	4.85
16	846,022,000	4.71	46	111,102,000	4.86
17	809,823,000	4.71	47	105,645,000	4.86
18	774,122,000	4.71	48	100,455,000	4.87
19	738,978,000	4.71	49	95,520,000	4.88
20	704,447,000	4.70	50	90,827,000	4.89
21	670,581,000	4.70	51	86,364,000	4.90
22	637,429,000	4.70	52	82,121,000	4.91
23	605,037,000	4.70	53	78,085,000	4.91
24	573,444,000	4.72	54	74,247,000	4.92
25	464,577,000	4.73	55	70,598,000	4.92
26	406,067,000	4.74	56	67,127,000	4.93
27	354,925,000	4.74	57	63,827,000	4.93
28	316,046,000	4.75	58	60,688,000	4.93
29	285,732,000	4.76	59	57,701,000	4.93
30	261,665,000	4.76	60	54,853,000	4.93

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3, A4-A, A4-F and A5 Certificates and A6-M(1) and A6-M(2) Components, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extent not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(6)

To pay sequentially to the Class A6-M, M1, M2, M3, M4, M5, M6, M7 and M8 Certificates any Deferred Amounts, to the extent not yet paid(1), provided that any Deferred Amounts payable to the Class A6-M Certificates will be allocated to the A6-M(1) and A6-M(2) Components, pro rata, in proportion to their Component Principal Amounts;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, A4-A, A4-F and A5 Certificates and A6-M(1) and A6-M(2) Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not yet paid;

(8)

To the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order, to the extent not yet paid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

(1)  Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates, Fixed Rate Certificates and Components for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class or Component for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class or Component on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates, Fixed Rate Certificates or Components for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Component Principal Amount of that Class or Component.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided, however, that with respect to the Fixed Rate Certificates, clause (b) above will be equal to 1.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for both groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates and Component related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class or Component, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class or Component will be entitled to the amount of such Basis Risk Shortfall and Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class or Component on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class or Component for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class or Component in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses are allocated in the following order: excess spread, overcollateralization, the Class M Certificates in inverse order of priority and the Class A6-M Certificates.  Losses allocated to the A6-M(1) and A6-M(2) Components will be allocated on a pro rata basis in proportion to their outstanding Component Principal Amounts.  The allocation of losses to a Class or Component will result in a writedown of its Class Principal Amount or Component Principal Amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4-A, A4-F and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each of the A6-M(1) and A6-M(2) Components and each Class of Class M Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount or Component Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Class Principal Amount or Component Principal Amount of such Class or Component has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the Class Principal Amount or Component Principal Amount of such Class or Component which has been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such Class or Component and (ii) the amount of Subsequent Recoveries available after application to more senior Classes or Components.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4-A and A5 Certificates and A6-M(1) and A6-M(2) Components will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7 and M8 Certificates will increase to 1.5 times their initial margins and the stated rate on the Class A4-F Certificates will increase by 0.50%

Credit Enhancement

Subordination

The Class A1, A2, A3, A4-A, A4-F and A5 Certificates will have limited protection by means of the subordination of the Class A6-M and Class M Certificates.  The Class A1, A2, A3, A4-A, A4-F, A5 and A6-M Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Applied Loss Amount will be applied in the following order of priority: to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero and to the A6-M(1) and A6-M(2) Components, pro rata, in proportion to their outstanding Component Principal Amounts until each Component has been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

Prior to the Stepdown Date, the OC Target with respect to any Distribution Date is equal to the initial OC, which is approximately 0.75% of the Cut-off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal to the greater of (i) the lesser of (a) 0.75% of the Cut-off Date collateral balance and (b) 1.50% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) 0.50% of the Cut-off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [54.00]% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

November 2008 to October 2009

[3.10]% for the first month, plus an additional 1/12th of
[1.05]% for each month thereafter

November 2009 to October 2010

[4.15]% for the first month, plus an additional 1/12th of
[0.80]% for each month thereafter

November 2010 to October 2011

[4.95]% for the first month, plus an additional 1/12th of
[0.25]% for each month thereafter

November 2011 and thereafter

[5.20]%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Malik Rashid	(212) 438-3021
	Carissa Hinman	(212) 438-1567
Fitch	Vanessa Purwin	(212) 908-0269

Summary of Terms
Issuer:	First Franklin Mortgage Loan Trust, Series 2005-FF10
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The Murrayhill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	TBD
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in November 2005.
Cut-Off Date:	October 1, 2005
Statistical Calculation Date:	September 18, 2005
Pricing Date:	Week of October 17, 2005
Closing Date:	October 28, 2005
Settlement Date:	October 28, 2005
Delay Days:	0 days on the LIBOR Certificates and Components 24 days on the Fixed Rate Certificates
Dated Date:	October 25, 2005 for the LIBOR Certificates and Components October 1, 2005 for the Fixed Rate Certificates
Day Count:	Actual/360 for the LIBOR Certificates and Components 30/360 for the Fixed Rate Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	0.011% of the loan principal balance annually
Servicing Fee:	The servicing fee for all of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates.
SMMEA Eligibility:	None of the Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis - To 10% Call

% PPA(1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	4.79	3.27	2.45	1.91	1.52
Window (mos)	1-151	1-101	1-74	1-58	1-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

Class A2
Avg. Life (yrs)	1.58	1.21	1.00	0.86	0.76
Window (mos)	1-34	1-24	1-21	1-17	1-15
Expected Final Mat.	8/25/2008	10/25/2007	7/25/2007	3/25/2007	1/25/2007

Class A3
Avg. Life (yrs)	3.69	2.50	2.00	1.73	1.51
Window (mos)	34-58	24-39	21-28	17-24	15-22
Expected Final Mat.	8/25/2010	1/25/2009	2/25/2008	10/25/2007	8/25/2007

Class A4-A
Avg. Life (yrs)	7.39	4.93	3.50	2.47	2.05
Window (mos)	58-135	39-90	28-66	24-51	22-30
Expected Final Mat.	1/25/2017	4/25/2013	4/25/2011	1/25/2010	4/25/2008

Class A4-F
Avg. Life (yrs)	7.39	4.93	3.50	2.47	2.05
Window (mos)	58-135	39-90	28-66	24-51	22-30
Expected Final Mat.	1/25/2017	4/25/2013	4/25/2011	1/25/2010	4/25/2008

Class A5
Avg. Life (yrs)	12.41	8.30	6.08	4.74	2.96
Window (mos)	135-151	90-101	66-74	51-58	30-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

Class A6-M
Avg. Life (yrs)	4.73	3.23	2.42	1.89	1.50
Window (mos)	1-151	1-101	1-74	1-58	1-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

Class M1
Avg. Life (yrs)	8.34	5.58	4.40	4.07	3.83
Window (mos)	50-151	37-101	40-74	44-58	46-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

Class M2
Avg. Life (yrs)	8.34	5.58	4.34	3.86	3.80
Window (mos)	50-151	37-101	39-74	41-58	44-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

(1) Assumes the Prepayment Assumption as defined on page 2.

Sensitivity Analysis - To 10% Call

% PPA(1)	50%	75%	100%	125%	150%

Class M3
Avg. Life (yrs)	8.34	5.58	4.30	3.74	3.58
Window (mos)	50-151	37-101	38-74	39-58	41-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

Class M4
Avg. Life (yrs)	8.34	5.58	4.29	3.69	3.45
Window (mos)	50-151	37-101	37-74	38-58	40-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

Class M5
Avg. Life (yrs)	8.34	5.58	4.27	3.66	3.38
Window (mos)	50-151	37-101	37-74	38-58	39-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

Class M6
Avg. Life (yrs)	8.22	5.50	4.21	3.60	3.30
Window (mos)	50-151	37-101	37-74	37-58	38-46
Expected Final Mat.	5/25/2018	3/25/2014	12/25/2011	8/25/2010	8/25/2009

Class M7
Avg. Life (yrs)	7.78	5.20	3.99	3.39	3.17
Window (mos)	50-133	37-89	37-65	37-50	38-40
Expected Final Mat.	11/25/2016	3/25/2013	3/25/2011	12/25/2009	2/25/2009

Class M8
Avg. Life (yrs)	6.88	4.60	3.56	3.14	3.08
Window (mos)	50-114	37-76	37-56	37-43	37-38
Expected Final Mat.	4/25/2015	2/25/2012	6/25/2010	5/25/2009	12/25/2008

(1) Assumes the Prepayment Assumption as defined on page 2.

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	3.58	2.24	1.47
Window (mos)	1-121	1-78	1-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Class A2
Avg. Life (yrs)	0.95	0.61	0.44
Window (mos)	1-24	1-15	1-11
Expected Final Mat.	10/25/2007	1/25/2007	9/25/2006

Class A3
Avg. Life (yrs)	2.73	1.72	1.21
Window (mos)	24-44	15-27	11-19
Expected Final Mat.	6/25/2009	1/25/2008	5/25/2007

Class A4-A
Avg. Life (yrs)	5.84	3.56	2.16
Window (mos)	44-109	27-70	19-35
Expected Final Mat.	11/25/2014	8/25/2011	9/25/2008

Class A4-F
Avg. Life (yrs)	5.84	3.56	2.16
Window (mos)	44-109	27-70	19-35
Expected Final Mat.	11/25/2014	8/25/2011	9/25/2008

Class A5
Avg. Life (yrs)	9.96	6.41	4.32
Window (mos)	109-121	70-78	35-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Class A6-M
Avg. Life (yrs)	3.58	2.24	1.47
Window (mos)	1-121	1-78	1-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Class M1
Avg. Life (yrs)	6.58	4.54	4.20
Window (mos)	37-121	41-78	46-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Class M2
Avg. Life (yrs)	6.58	4.48	3.88
Window (mos)	37-121	39-78	42-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	30%	40%

Class M3
Avg. Life (yrs)	6.58	4.44	3.71
Window (mos)	37-121	38-78	40-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Class M4
Avg. Life (yrs)	6.58	4.42	3.63
Window (mos)	37-121	38-78	39-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Class M5
Avg. Life (yrs)	6.58	4.41	3.60
Window (mos)	37-121	37-78	38-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Class M6
Avg. Life (yrs)	6.49	4.33	3.52
Window (mos)	37-121	37-78	38-55
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010

Class M7
Avg. Life (yrs)	6.13	4.09	3.33
Window (mos)	37-106	37-68	37-48
Expected Final Mat.	8/25/2014	6/25/2011	10/25/2009

Class M8
Avg. Life (yrs)	5.38	3.61	3.10
Window (mos)	37-91	37-58	37-41
Expected Final Mat.	5/25/2013	8/25/2010	3/25/2009

Sensitivity Analysis - To Maturity

% PPA(1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	5.19	3.57	2.68	2.09	1.63
Window (mos)	1-304	1-227	1-171	1-134	1-108
Expected Final Mat.	2/25/2031	9/25/2024	1/25/2020	12/25/2016	10/25/2014

Class A2
Avg. Life (yrs)	1.58	1.21	1.00	0.86	0.76
Window (mos)	1-34	1-24	1-21	1-17	1-15
Expected Final Mat.	8/25/2008	10/25/2007	7/25/2007	3/25/2007	1/25/2007

Class A3
Avg. Life (yrs)	3.69	2.50	2.00	1.73	1.51
Window (mos)	34-58	24-39	21-28	17-24	15-22
Expected Final Mat.	8/25/2010	1/25/2009	2/25/2008	10/25/2007	8/25/2007

Class A4-A
Avg. Life (yrs)	7.39	4.93	3.50	2.47	2.05
Window (mos)	58-135	39-90	28-66	24-51	22-30
Expected Final Mat.	1/25/2017	4/25/2013	4/25/2011	1/25/2010	4/25/2008

Class A4-F
Avg. Life (yrs)	7.39	4.93	3.50	2.47	2.05
Window (mos)	58-135	39-90	28-66	24-51	22-30
Expected Final Mat.	1/25/2017	4/25/2013	4/25/2011	1/25/2010	4/25/2008

Class A5
Avg. Life (yrs)	15.63	10.67	7.85	6.05	3.60
Window (mos)	135-301	90-223	66-167	51-130	30-102
Expected Final Mat.	11/25/2030	5/25/2024	9/25/2019	8/25/2016	4/25/2014

Class A6-M
Avg. Life (yrs)	5.08	3.49	2.62	2.04	1.58
Window (mos)	1-304	1-227	1-171	1-134	1-108
Expected Final Mat.	2/25/2031	9/25/2024	1/25/2020	12/25/2016	10/25/2014

Class M1
Avg. Life (yrs)	9.08	6.12	4.80	4.37	4.95
Window (mos)	50-246	37-172	40-127	44-98	51-78
Expected Final Mat.	4/25/2026	2/25/2020	5/25/2016	12/25/2013	4/25/2012

Class M2
Avg. Life (yrs)	9.00	6.05	4.69	4.12	4.11
Window (mos)	50-230	37-159	39-117	41-91	44-72
Expected Final Mat.	12/25/2024	1/25/2019	7/25/2015	5/25/2013	10/25/2011

(1) Assumes the Prepayment Assumption as defined on page 2.

Sensitivity Analysis - To Maturity

% PPA(1)	50%	75%	100%	125%	150%

Class M3
Avg. Life (yrs)	8.85	5.95	4.57	3.94	3.74
Window (mos)	50-207	37-141	38-104	39-80	41-64
Expected Final Mat.	1/25/2023	7/25/2017	6/25/2014	6/25/2012	2/25/2011

Class M4
Avg. Life (yrs)	8.67	5.81	4.47	3.81	3.55
Window (mos)	50-184	37-125	37-92	38-71	40-56
Expected Final Mat.	2/25/2021	3/25/2016	6/25/2013	9/25/2011	6/25/2010

Class M5
Avg. Life (yrs)	8.49	5.69	4.35	3.71	3.42
Window (mos)	50-167	37-112	37-82	38-64	39-50
Expected Final Mat.	9/25/2019	2/25/2015	8/25/2012	2/25/2011	12/25/2009

Class M6
Avg. Life (yrs)	8.23	5.50	4.21	3.60	3.30
Window (mos)	50-155	37-104	37-76	37-59	38-47
Expected Final Mat.	9/25/2018	6/25/2014	2/25/2012	9/25/2010	9/25/2009

Class M7
Avg. Life (yrs)	7.78	5.20	3.99	3.39	3.17
Window (mos)	50-133	37-89	37-65	37-50	38-40
Expected Final Mat.	11/25/2016	3/25/2013	3/25/2011	12/25/2009	2/25/2009

Class M8
Avg. Life (yrs)	6.88	4.60	3.56	3.14	3.08
Window (mos)	50-114	37-76	37-56	37-43	37-38
Expected Final Mat.	4/25/2015	2/25/2012	6/25/2010	5/25/2009	12/25/2008

(1) Assumes the Prepayment Assumption as defined on page 2.

Sensitivity Analysis - To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	3.88	2.44	1.61
Window (mos)	1-258	1-173	1-123
Expected Final Mat.	4/25/2027	3/25/2020	1/25/2016

Class A2
Avg. Life (yrs)	0.95	0.61	0.44
Window (mos)	1-24	1-15	1-11
Expected Final Mat.	10/25/2007	1/25/2007	9/25/2006

Class A3
Avg. Life (yrs)	2.73	1.72	1.21
Window (mos)	24-44	15-27	11-19
Expected Final Mat.	6/25/2009	1/25/2008	5/25/2007

Class A4-A
Avg. Life (yrs)	5.84	3.56	2.16
Window (mos)	44-109	27-70	19-35
Expected Final Mat.	11/25/2014	8/25/2011	9/25/2008

Class A4-F
Avg. Life (yrs)	5.84	3.56	2.16
Window (mos)	44-109	27-70	19-35
Expected Final Mat.	11/25/2014	8/25/2011	9/25/2008

Class A5
Avg. Life (yrs)	12.81	8.29	5.67
Window (mos)	109-258	70-173	35-123
Expected Final Mat.	4/25/2027	3/25/2020	1/25/2016

Class A6-M
Avg. Life (yrs)	3.88	2.44	1.61
Window (mos)	1-258	1-173	1-123
Expected Final Mat.	4/25/2027	3/25/2020	1/25/2016

Class M1
Avg. Life (yrs)	7.21	4.96	4.50
Window (mos)	37-202	41-132	46-94
Expected Final Mat.	8/25/2022	10/25/2016	8/25/2013

Class M2
Avg. Life (yrs)	7.14	4.84	4.14
Window (mos)	37-188	39-122	42-87
Expected Final Mat.	6/25/2021	12/25/2015	1/25/2013

Sensitivity Analysis - To Maturity

% CPR	20%	30%	40%

Class M3
Avg. Life (yrs)	7.02	4.72	3.91
Window (mos)	37-169	38-109	40-77
Expected Final Mat.	11/25/2019	11/25/2014	3/25/2012

Class M4
Avg. Life (yrs)	6.86	4.60	3.76
Window (mos)	37-149	38-96	39-68
Expected Final Mat.	3/25/2018	10/25/2013	6/25/2011

Class M5
Avg. Life (yrs)	6.72	4.49	3.66
Window (mos)	37-135	37-87	38-61
Expected Final Mat.	1/25/2017	1/25/2013	11/25/2010

Class M6
Avg. Life (yrs)	6.50	4.33	3.52
Window (mos)	37-125	37-80	38-57
Expected Final Mat.	3/25/2016	6/25/2012	7/25/2010

Class M7
Avg. Life (yrs)	6.13	4.09	3.33
Window (mos)	37-106	37-68	37-48
Expected Final Mat.	8/25/2014	6/25/2011	10/25/2009

Class M8
Avg. Life (yrs)	5.38	3.61	3.10
Window (mos)	37-91	37-58	37-41
Expected Final Mat.	5/25/2013	8/25/2010	3/25/2009

Available Funds Cap Schedule* (1) (2) (3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates and Components of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.19724	6.05827	6.08790	40	14.65301	14.86658	14.82101
2	20.66847	20.52484	20.55546	41	16.92403	17.23505	17.16868
3	19.87864	19.73962	19.76926	42	15.18830	15.47215	15.41155
4	19.79880	19.65744	19.68758	43	15.59787	15.89422	15.83094
5	21.82043	21.66976	21.70188	44	14.99906	15.28881	15.22695
6	19.42611	19.29019	19.31917	45	15.40143	15.70392	15.63932
7	19.82876	19.68828	19.71823	46	14.81130	15.10702	15.04388
8	18.99652	18.86054	18.88953	47	14.87403	15.16307	15.10135
9	19.48431	19.34375	19.37372	48	15.27508	15.57705	15.51257
10	18.75213	18.61379	18.64328	49	14.69174	14.98717	14.92409
11	18.67308	18.54038	18.56867	50	15.08896	15.39756	15.33167
12	19.27109	19.13057	19.16053	51	14.51374	14.81562	14.75116
13	18.53160	18.39557	18.42457	52	14.42636	14.73147	14.66633
14	18.98759	18.84698	18.87696	53	16.04402	16.37556	16.30479
15	18.25211	18.11599	18.14501	54	14.40536	14.70825	14.64360
16	18.11675	17.97833	18.00784	55	14.80038	15.11694	15.04938
17	19.86413	19.71687	19.74826	56	14.23883	14.54864	14.48253
18	17.75537	17.62081	17.64950	57	14.63013	14.95386	14.88480
19	18.13973	18.00065	18.03030	58	14.07836	14.39513	14.32756
20	17.34897	17.21433	17.24303	59	14.15199	14.43465	14.37437
21	17.69526	17.55608	17.58575	60	14.54167	14.83764	14.77454
22	16.89125	16.75448	16.78364	61	10.48550	10.77556	10.71374
23	18.73920	18.81027	18.79512	62	10.81869	11.12218	11.05752
24	19.34487	19.41900	19.40319	63	10.45378	10.75112	10.68780
25	17.15604	17.22997	17.21421	64	10.43773	10.73872	10.67465
26	16.97923	17.05793	17.04115	65	11.59326	11.91724	11.84830
27	15.76687	15.84525	15.82854	66	10.45484	10.75120	10.68818
28	15.15037	15.22765	15.21117	67	10.78616	11.09627	11.03035
29	16.32622	16.49186	16.45655	68	10.42148	10.72532	10.66078
30	14.91824	15.07320	15.04017	69	10.75144	11.06927	11.00179
31	15.13129	15.29290	15.25845	70	10.38764	10.69894	10.63289
32	14.44033	14.59818	14.56453	71	10.41913	10.72270	10.65834
33	14.76620	14.93082	14.89573	72	10.74843	11.06606	10.99877
34	14.18924	14.34791	14.31408	73	10.38416	10.69535	10.62948
35	15.14728	15.35059	15.30725	74	10.71204	11.03754	10.96870
36	15.54727	15.75829	15.71330	75	10.34871	10.66751	10.60014
37	14.94746	15.15398	15.10995	76	10.33081	10.65340	10.58529
38	15.34184	15.55766	15.51164	77	11.07465	11.41188	11.34075
39	14.75106	14.96227	14.91722	78	10.34182	10.66115	10.59388

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes the Prepayment Assumption as defined on page 2.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.79%	31	3.36%
2	1.62%	32	3.20%
3	1.35%	33	3.34%
4	1.28%	34	3.18%
5	1.66%	35	3.65%
6	1.17%	36	3.79%
7	1.28%	37	3.62%
8	1.10%	38	3.77%
9	1.24%	39	3.63%
10	1.08%	40	3.63%
11	1.06%	41	4.20%
12	1.21%	42	3.75%
13	1.05%	43	3.90%
14	1.17%	44	3.74%
15	1.04%	45	3.88%
16	1.07%	46	3.72%
17	1.51%	47	3.75%
18	1.06%	48	3.90%
19	1.20%	49	3.74%
20	1.06%	50	3.88%
21	1.20%	51	3.72%
22	1.05%	52	3.71%
23	3.09%	53	4.21%
24	3.21%	54	3.73%
25	3.05%	55	3.88%
26	3.17%	56	3.72%
27	3.01%	57	3.88%
28	3.00%	58	3.72%
29	3.52%	59	3.85%
30	3.23%	60	4.01%

(i)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(ii)

Assumes the Prepayment Assumption as defined on page 2.

(iii)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

FFML 2005-FF10 Collateral Summary – Aggregate

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Aggregate

Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	1,050	$186,513,558.34	13.25%	7.307%	100.00%	612	82.32%	47.32%
3/27 ARM (Libor)	280	56,883,221.58	4.04	7.066	100.00	641	82.09	51.29
5/25 ARM (Libor)	36	9,676,569.07	0.69	6.488	100.00	656	77.70	57.18
1/29 ARM (Libor)	4	759,044.56	0.05	7.384	100.00	604	82.72	17.13
6 Month ARM (Libor)	2	233,400.00	0.02	7.150	100.00	635	93.40	57.80
Fixed Rate	599	95,779,171.52	6.81	7.337	0.00	629	79.53	49.22
Subtotal (Non-IO):	1,971	$349,844,965.07	24.86%	7.253%	72.62%	622	81.40%	48.70%

Interest-Only Loans:
2/28 ARM (Libor)	2,591	$793,456,061.83	56.38%	6.653%	100.00%	668	80.52%	50.07%
3/27 ARM (Libor)	637	171,257,380.15	12.17	6.554	100.00	668	80.02	56.24
5/25 ARM (Libor)	227	57,585,879.37	4.09	6.376	100.00	691	77.87	77.59
6 Month ARM (Libor)	19	6,778,014.59	0.48	6.547	100.00	680	81.52	49.58
Balloon	1	391,500.00	0.03	7.375	0.00	639	90.00	0.00
Fixed Rate	132	27,981,036.43	1.99	7.278	0.00	638	78.07	86.55
Subtotal (IO Loans):	3,607	$1,057,449,872.37	75.14%	6.638%	97.32%	668	80.24%	53.52%

Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

IO Term

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	3,380	$999,863,993.00	94.55%	6.653%	97.16%	667	80.38%	52.13%
120	227	57,585,879.37	5.45	6.376	100.00	691	77.87	77.59
Total:	3,607	$1,057,449,872.37	100.00%	6.638%	97.32%	668	80.24%	53.52%

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	118	$4,882,685.06	0.35%	8.147%	55.41%	594	74.36%	77.77%
50,000.01 - 100,000.00	736	58,720,866.81	4.17	7.486	72.52	614	79.61	67.11
100,000.01 - 150,000.00	1,085	137,059,079.04	9.74	7.209	84.38	629	81.31	59.47
150,000.01 - 200,000.00	890	155,810,714.98	11.07	7.051	88.46	641	81.11	53.01
200,000.01 - 250,000.00	708	158,680,830.38	11.28	6.931	90.93	645	80.80	47.72
250,000.01 - 300,000.00	545	149,654,153.71	10.63	6.851	89.65	655	80.49	41.60
300,000.01 - 350,000.00	320	103,842,836.12	7.38	6.737	94.36	662	80.46	39.97
350,000.01 - 400,000.00	292	109,180,706.59	7.76	6.657	95.28	666	80.46	35.90
400,000.01 - 450,000.00	168	71,384,277.31	5.07	6.765	97.04	660	81.66	37.51
450,000.01 - 500,000.00	132	62,797,197.37	4.46	6.670	97.73	667	80.96	32.85
500,000.01 - 550,000.00	165	86,487,385.27	6.15	6.542	94.03	666	80.99	52.59
550,000.01 - 600,000.00	114	65,731,880.64	4.67	6.573	93.94	675	80.78	55.20
600,000.01 - 650,000.00	64	40,157,362.20	2.85	6.544	93.80	668	80.77	60.88
650,000.01 >=	241	202,904,861.96	14.42	6.292	94.87	689	79.00	77.21
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Lien Position

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	3,215	$895,384,669.37	63.62%	6.652%	96.60%	672	80.92%	55.02%
Cash Out Refinance	2,166	474,178,601.84	33.69	7.033	82.81	630	79.81	46.03
Rate/Term Refinance	197	37,731,566.23	2.68	7.042	67.67	633	80.23	67.25
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	5,377	$1,367,378,432.09	97.16%	6.771%	91.07%	656	80.40%	51.58%
Investment	158	30,779,784.40	2.19	7.481	95.09	695	84.94	80.62
Second Home	43	9,136,620.95	0.65	7.404	93.46	681	85.18	67.75
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Original Terms to Stated Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	51	$6,839,155.38	0.49%	6.797%	0.00%	630	72.14%	51.54%
181 - 240	2	136,900.00	0.01	7.719	0.00	681	73.60	29.22
241 - 360	5,525	1,400,318,782.06	99.50	6.791	91.63	657	80.57	52.32
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Remaining Terms to Stated Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	51	$6,839,155.38	0.49%	6.797%	0.00%	630	72.14%	51.54%
181 - 240	2	136,900.00	0.01	7.719	0.00	681	73.60	29.22
241 - 360	5,525	1,400,318,782.06	99.50	6.791	91.63	657	80.57	52.32
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	1,626	$647,902,055.91	46.04%	6.434%	95.19%	674	78.89%	48.76%
FL	389	83,000,738.63	5.90	7.075	92.17	652	80.55	50.68
IL	362	71,443,482.88	5.08	7.309	81.16	638	83.20	37.61
NY	154	47,253,904.49	3.36	6.875	89.26	668	81.68	51.76
MD	154	40,083,282.35	2.85	7.227	80.78	640	80.61	64.10
NV	149	39,177,918.51	2.78	6.894	99.35	651	80.52	51.01
MN	185	34,502,187.80	2.45	6.901	95.99	645	82.60	53.94
AZ	165	34,394,302.83	2.44	7.040	90.68	625	80.75	62.45
GA	188	34,346,730.59	2.44	7.009	91.23	654	82.13	75.43
MI	204	31,286,426.74	2.22	7.125	90.48	632	83.60	44.31
Other	2,002	343,903,806.71	24.44	7.124	85.63	638	82.23	58.58
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Original Loan-to-Value Ratio

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	231	$38,728,616.31	2.75%	6.891%	74.93%	611	50.88%	46.92%
60.01 to 70.00%	255	66,215,732.76	4.71	6.517	84.24	630	66.62	53.16
70.01 to 80.00%	3,479	966,917,231.38	68.71	6.531	93.77	668	79.45	52.96
80.01 to 85.00%	394	82,307,517.80	5.85	7.428	88.55	616	84.45	52.73
85.01 to 90.00%	749	160,886,325.89	11.43	7.643	88.85	631	89.69	51.50
90.01 to 95.00%	468	91,584,577.62	6.51	7.615	82.07	661	94.72	48.54
95.01 to 100.00%	2	654,835.68	0.05	7.565	100.00	657	100.00	16.01
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	228	$37,325,638.19	2.65%	6.890%	74.93%	609	50.78%	47.74%
60.01 to 70.00%	244	57,136,631.22	4.06	6.563	82.66	621	66.29	49.83
70.01 to 80.00%	963	222,688,515.90	15.82	6.775	80.02	636	77.80	47.90
80.01 to 85.00%	402	86,010,211.11	6.11	7.394	88.02	618	83.99	52.05
85.01 to 90.00%	840	205,722,644.06	14.62	7.365	90.30	642	87.36	53.27
90.01 to 95.00%	589	149,997,536.32	10.66	7.094	88.83	667	88.73	56.54
95.01 to 100.00%	2,312	648,413,660.64	46.08	6.478	97.94	678	79.91	53.08
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

*Includes all liens on the mortgaged property.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	18	$2,155,034.16	0.15%	7.957%	65.17%	540	65.91%	89.09%
541 - 560	364	51,845,542.61	3.68	7.812	73.66	551	74.68	81.44
561 - 580	587	97,191,828.17	6.91	7.602	81.72	571	79.19	73.19
581 - 600	413	73,899,767.68	5.25	7.421	85.88	591	81.14	67.89
601 - 620	759	158,443,930.44	11.26	7.055	91.99	610	81.26	69.94
621 - 640	544	137,503,697.23	9.77	6.952	90.21	631	82.13	62.22
641 - 660	794	223,155,800.75	15.86	6.708	92.67	651	80.48	40.82
661 - 680	632	185,555,857.20	13.19	6.559	92.11	670	80.79	40.80
681 - 700	503	162,643,572.51	11.56	6.465	94.62	690	80.60	44.66
701 - 720	403	127,712,129.15	9.08	6.400	93.85	710	80.70	40.69
721 - 740	248	78,725,964.80	5.59	6.416	96.24	731	80.60	41.83
741 - 760	166	61,777,836.04	4.39	6.318	95.47	750	80.79	49.08
761 - 780	101	32,149,596.32	2.28	6.320	94.31	769	80.41	52.24
781 >=	46	14,534,280.38	1.03	6.334	98.63	789	80.33	20.87
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	4,057	$966,055,071.23	68.65%	6.821%	89.53%	653	80.59%	51.06%
PUD	889	273,535,505.10	19.44	6.709	94.46	661	80.43	59.84
Condo	437	104,839,568.13	7.45	6.712	96.17	677	80.79	46.25
2-4 Family	195	62,864,692.98	4.47	6.812	93.88	667	79.64	49.14
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Prepayment Penalty Term by Product Type ($)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$144,904,973.91	$101,388,618.10	$636,702,998.37	$96,973,029.79	$0.00	$0.00	$979,969,620.17
3/27 ARM (Libor)	99,069,387.50	5,849,150.37	2,559,650.00	120,662,413.86	0.00	0.00	228,140,601.73
Fixed Rate	42,858,245.75	3,403,562.15	1,414,075.76	76,084,324.29	0.00	0.00	123,760,207.95
5/25 ARM (Libor)	14,084,316.95	773,150.00	2,048,955.00	50,356,026.49	0.00	0.00	67,262,448.44
6 Month ARM (Libor)	4,318,498.00	0.00	1,289,370.00	1,403,546.59	0.00	0.00	7,011,414.59
1/29 ARM (Libor)	539,122.05	89,922.51	0.00	130,000.00	0.00	0.00	759,044.56
Balloon	391,500.00	0.00	0.00	0.00	0.00	0.00	391,500.00
Total:	$306,166,044.16	$111,504,403.13	$644,015,049.13	$345,609,341.02	$0.00	$0.00	$1,407,294,837.44

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	14.79%	10.35%	64.97%	9.90%	0.00%	0.00%	69.63%
3/27 ARM (Libor)	43.42	2.56	1.12	52.89	0.00	0.00	16.21
Fixed Rate	34.63	2.75	1.14	61.48	0.00	0.00	8.79
5/25 ARM (Libor)	20.94	1.15	3.05	74.86	0.00	0.00	4.78
6 Month ARM (Libor)	61.59	0.00	18.39	20.02	0.00	0.00	0.50
1/29 ARM (Libor)	71.03	11.85	0.00	17.13	0.00	0.00	0.05
Balloon	100.00	0.00	0.00	0.00	0.00	0.00	0.03
Total:	21.76%	7.92%	45.76%	24.56%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	3,353	$938,849,336.08	66.71%	6.632%	93.60%	661	79.67%	52.33%
None	1,252	306,166,044.16	21.76	7.091	85.87	657	81.65	53.19
2% of UPB	324	67,429,154.67	4.79	7.003	83.05	643	82.47	55.85
1% of UPB	421	56,970,545.87	4.05	7.266	85.59	627	84.18	52.24
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	225	37,471,836.66	2.66	7.201	97.36	619	83.74	38.37
Other	3	407,920.00	0.03	7.641	54.72	683	85.47	76.78
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Documentation Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full	2,995	$736,281,855.45	52.32%	6.726%	90.31%	645	80.49%	100.00%
Stated	2,550	664,026,011.24	47.18	6.859	92.15	670	80.56	0.00
Limited	33	6,986,970.75	0.50	7.139	90.11	635	82.23	0.00
Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 to 5.00	5	$2,482,427.16	0.18%	6.773%	84.04%	672	81.24%	100.00%
5.01 to 10.00	14	6,027,258.11	0.43	6.899	76.60	662	78.88	100.00
10.01 to 15.00	35	12,752,423.75	0.91	6.535	93.84	655	78.49	100.00
15.01 to 20.00	60	16,034,263.56	1.14	6.673	84.58	651	79.02	100.00
20.01 to 25.00	90	18,983,454.48	1.35	7.057	88.21	626	79.38	100.00
25.01 to 30.00	170	35,948,533.58	2.55	6.921	85.84	651	79.57	100.00
30.01 to 35.00	262	56,372,048.76	4.01	6.983	84.87	634	80.50	100.00
35.01 to 40.00	304	72,652,939.36	5.16	7.004	87.79	636	81.59	100.00
40.01 to 45.00	428	104,542,388.08	7.43	6.887	88.31	638	80.92	100.00
45.01 to 50.00	514	138,148,031.94	9.82	6.857	86.78	642	81.15	100.00
50.01 to 55.00	1,110	271,646,486.67	19.30	6.430	95.92	654	80.11	100.00
55.01 to 60.00	3	691,600.00	0.05	6.568	100.00	648	80.00	100.00
Subtotal (Full Doc):	2,995	$736,281,855.45	52.32%	6.726%	90.31%	645	80.49%	100.00%

Non-Full Doc Loans:
0.01 to 5.00	4	$1,017,425.00	0.07%	7.841%	100.00%	637	85.14%	0.00%
5.01 to 10.00	2	558,500.00	0.04	7.234	47.00	558	73.64	0.00
10.01 to 15.00	7	814,200.00	0.06	7.166	65.06	666	64.73	0.00
15.01 to 20.00	46	7,639,283.51	0.54	7.036	78.54	651	79.66	0.00
20.01 to 25.00	101	17,756,039.52	1.26	6.970	84.50	645	78.43	0.00
25.01 to 30.00	177	35,947,123.03	2.55	6.989	88.12	664	79.98	0.00
30.01 to 35.00	289	67,884,884.14	4.82	6.882	87.09	669	80.21	0.00
35.01 to 40.00	413	103,843,571.98	7.38	6.849	92.30	668	80.28	0.00
40.01 to 45.00	665	188,010,567.48	13.36	6.839	93.56	675	80.51	0.00
45.01 to 50.00	763	223,211,475.63	15.86	6.833	94.84	674	80.96	0.00
50.01 to 55.00	116	24,329,911.70	1.73	6.918	86.97	640	82.98	0.00
Subtotal (Non-Full Doc):	2,583	$671,012,981.99	47.68%	6.862%	92.13%	670	80.57%	0.00%

Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
Less than 5.501	128	$48,817,696.53	3.47%	5.318%	100.00%	693	77.33%	84.31%
5.501 to 6.000	593	205,960,285.25	14.64	5.865	100.00	689	78.42	66.80
6.001 to 6.500	1,004	321,777,818.48	22.86	6.323	100.00	676	78.95	51.12
6.501 to 7.000	1,235	329,870,893.14	23.44	6.808	100.00	659	80.01	39.27
7.001 to 7.500	833	184,785,752.96	13.13	7.307	100.00	635	82.28	47.23
7.501 to 8.000	606	118,960,316.65	8.45	7.793	100.00	623	85.63	53.46
8.001 to 8.500	257	44,328,168.12	3.15	8.287	100.00	609	86.90	55.47
8.501 to 9.000	149	22,349,570.80	1.59	8.774	100.00	595	88.40	59.51
9.001 to 9.500	34	5,598,077.56	0.40	9.310	100.00	589	87.92	53.19
9.501 to 10.000	7	694,550.00	0.05	9.722	100.00	572	85.60	57.09
Subtotal (ARM Loans):	4,846	$1,283,143,129.49	91.18%	6.739%	100.00%	659	80.66%	51.82%

Fixed Rate Loans:
Less than 5.501	6	$3,030,000.18	0.22%	5.112%	0.00%	696	70.99%	77.85%
5.501 to 6.000	16	7,027,533.75	0.50	5.880	0.00	688	76.93	78.99
6.001 to 6.500	59	13,970,110.69	0.99	6.353	0.00	671	74.50	55.50
6.501 to 7.000	117	24,241,845.79	1.72	6.851	0.00	647	75.17	46.69
7.001 to 7.500	158	28,392,963.94	2.02	7.333	0.00	627	78.34	52.93
7.501 to 8.000	165	22,285,653.79	1.58	7.828	0.00	611	82.80	52.12
8.001 to 8.500	126	16,026,320.98	1.14	8.309	0.00	595	84.83	73.73
8.501 to 9.000	59	7,319,567.68	0.52	8.791	0.00	593	86.87	63.58
9.001 to 9.500	18	1,265,057.06	0.09	9.195	0.00	580	82.56	74.20
9.501 to 10.000	7	532,704.62	0.04	9.810	0.00	589	83.17	60.99
10.001 to 10.500	1	59,949.47	0.00	10.250	0.00	555	77.92	0.00
Subtotal (Fixed Rate):	732	$124,151,707.95	8.82%	7.324%	0.00%	631	79.23%	57.48%

Total:	5,578	$1,407,294,837.44	100.00%	6.791%	91.18%	657	80.53%	52.32%

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
4.001 - 4.500	7	$3,594,950.00	0.28%	6.272%	100.00%	711	80.00%	42.07%
4.501 - 5.000	1,396	461,201,377.68	35.94	6.173	100.00	672	78.47	53.67
5.001 - 5.500	1,628	443,102,351.39	34.53	6.690	100.00	660	79.63	52.80
5.501 - 6.000	1,058	239,855,696.00	18.69	7.270	100.00	646	82.70	47.29
6.001 - 6.500	534	97,987,031.45	7.64	7.740	100.00	637	86.89	54.14
6.501 - 7.000	177	30,035,238.53	2.34	8.261	100.00	643	90.51	40.82
7.001 - 7.500	39	6,630,234.44	0.52	8.527	100.00	644	89.73	36.79
7.501 - 8.000	7	736,250.00	0.06	8.924	100.00	632	94.24	100.00
Total:	4,846	$1,283,143,129.49	100.00%	6.739%	100.00%	659	80.66%	51.82%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	21	$7,011,414.59	0.55%	6.567%	100.00%	679	81.91%	49.86%
2.000	4	759,044.56	0.06	7.384	100.00	604	82.72	17.13
3.000	4,821	1,275,372,670.34	99.39	6.740	100.00	659	80.65	51.85
Total:	4,846	$1,283,143,129.49	100.00%	6.739%	100.00%	659	80.66%	51.82%

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	4,846	$1,283,143,129.49	100.00%	6.739%	100.00%	659	80.66%	51.82%
Total:	4,846	$1,283,143,129.49	100.00%	6.739%	100.00%	659	80.66%	51.82%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.501 - 11.000	17	$6,236,860.63	0.49%	4.922%	100.00%	714	73.95%	89.75%
11.001 - 11.500	111	42,580,835.90	3.32	5.376	100.00	690	77.82	83.52
11.501 - 12.000	593	205,960,285.25	16.05	5.865	100.00	689	78.42	66.80
12.001 - 12.500	1,004	321,777,818.48	25.08	6.323	100.00	676	78.95	51.12
12.501 - 13.000	1,235	329,870,893.14	25.71	6.808	100.00	659	80.01	39.27
13.001 - 13.500	833	184,785,752.96	14.40	7.307	100.00	635	82.28	47.23
13.501 - 14.000	605	118,738,467.20	9.25	7.792	100.00	623	85.62	53.56
14.001 - 14.500	257	44,328,168.12	3.45	8.287	100.00	609	86.90	55.47
14.501 - 15.000	150	22,571,420.25	1.76	8.767	100.00	595	88.42	58.92
15.001 - 15.500	34	5,598,077.56	0.44	9.310	100.00	589	87.92	53.19
15.501 - 16.000	7	694,550.00	0.05	9.722	100.00	572	85.60	57.09
Total:	4,846	$1,283,143,129.49	100.00%	6.739%	100.00%	659	80.66%	51.82%

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	128	$48,817,696.53	3.80%	5.318%	100.00%	693	77.33%	84.31%
5.501 - 6.000	593	205,960,285.25	16.05	5.865	100.00	689	78.42	66.80
6.001 - 6.500	1,004	321,777,818.48	25.08	6.323	100.00	676	78.95	51.12
6.501 - 7.000	1,235	329,870,893.14	25.71	6.808	100.00	659	80.01	39.27
7.001 - 7.500	833	184,785,752.96	14.40	7.307	100.00	635	82.28	47.23
7.501 - 8.000	606	118,960,316.65	9.27	7.793	100.00	623	85.63	53.46
8.001 - 8.500	257	44,328,168.12	3.45	8.287	100.00	609	86.90	55.47
8.501 - 9.000	149	22,349,570.80	1.74	8.774	100.00	595	88.40	59.51
9.001 - 9.500	34	5,598,077.56	0.44	9.310	100.00	589	87.92	53.19
9.501 - 10.000	7	694,550.00	0.05	9.722	100.00	572	85.60	57.09
Total:	4,846	$1,283,143,129.49	100.00%	6.739%	100.00%	659	80.66%	51.82%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	25	$7,770,459.15	0.61%	6.647%	100.00%	672	81.99%	46.66%
13 - 24	3,636	978,305,400.17	76.24	6.777	100.00	657	80.87	49.49
25 - 36	918	229,259,821.73	17.87	6.680	100.00	662	80.53	55.14
37 >=	267	67,807,448.44	5.28	6.399	100.00	686	77.84	74.86
Total:	4,846	$1,283,143,129.49	100.00%	6.739%	100.00%	659	80.66%	51.82%

FFML 2005-FF10 Collateral Summary – Group 1

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 1

Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	263	$41,156,415.07	13.72%	7.195%	100.00%	601	79.35%	40.55%
3/27 ARM (Libor)	59	8,846,198.97	2.95	7.257	100.00	620	81.63	50.29
5/25 ARM (Libor)	7	1,238,811.90	0.41	6.628	100.00	644	73.44	12.92
1/29 ARM (Libor)	2	539,122.05	0.18	7.703	100.00	601	89.92	0.00
Fixed Rate	160	23,515,872.36	7.84	7.353	0.00	620	76.35	33.29
Subtotal (Non-IO):	491	$75,296,420.35	25.10%	7.246%	68.77%	610	78.66%	38.68%

Interest-Only Loans:
2/28 ARM (Libor)	831	$152,264,808.48	50.75%	6.812%	100.00%	651	80.00%	57.90%
3/27 ARM (Libor)	251	43,560,819.38	14.52	6.684	100.00	649	78.37	63.43
5/25 ARM (Libor)	98	17,056,215.88	5.69	6.579	100.00	676	77.97	86.69
6 Month ARM (Libor)	4	721,050.00	0.24	6.119	100.00	606	81.17	100.00
Fixed Rate	65	11,121,916.43	3.71	7.250	0.00	628	74.82	87.12
Subtotal (IO Loans):	1,249	$224,724,810.17	74.90%	6.789%	95.05%	651	79.28%	62.74%

Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

IO Term

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	1,151	$207,668,594.29	92.41%	6.806%	94.64%	649	79.38%	60.78%
120	98	17,056,215.88	7.59	6.579	100.00	676	77.97	86.69
Total:	1,249	$224,724,810.17	100.00%	6.789%	95.05%	651	79.28%	62.74%

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	23	$989,629.12	0.33%	7.967%	53.80%	621	75.94%	61.39%
50,000.01 - 100,000.00	282	22,940,548.83	7.65	7.256	77.64	620	78.03	70.45
100,000.01 - 150,000.00	477	60,187,749.97	20.06	7.054	89.05	636	80.14	64.00
150,000.01 - 200,000.00	408	71,204,699.00	23.73	6.895	91.32	647	79.96	57.68
200,000.01 - 250,000.00	256	57,196,612.16	19.06	6.781	91.03	645	78.74	54.02
250,000.01 - 300,000.00	176	48,342,411.82	16.11	6.803	85.75	642	78.10	53.18
300,000.01 - 350,000.00	98	31,901,701.84	10.63	6.785	88.85	645	78.46	45.73
350,000.01 - 400,000.00	18	6,385,057.17	2.13	6.651	88.91	644	78.98	33.22
400,000.01 - 450,000.00	2	872,820.61	0.29	6.569	100.00	590	80.06	50.64
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Lien Position

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Cash Out Refinance	770	$148,270,858.33	49.42%	6.995%	82.44%	626	77.16%	44.30%
Purchase	885	137,534,674.39	45.84	6.802	96.15	658	81.36	68.31
Rate/Term Refinance	85	14,215,697.80	4.74	6.944	76.76	633	77.90	73.78
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	1,657	$285,503,610.45	95.16%	6.873%	88.02%	639	78.85%	55.66%
Investment	71	12,350,454.07	4.12	7.566	96.93	687	84.09	79.59
Second Home	12	2,167,166.00	0.72	7.183	97.37	684	86.92	63.56
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Original Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	13	$1,003,159.43	0.33%	7.364%	0.00%	600	69.66%	56.87%
241 - 360	1,727	299,018,071.09	99.67	6.902	88.75	641	79.15	56.70
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Remaining Terms to Stated  Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	13	$1,003,159.43	0.33%	7.364%	0.00%	600	69.66%	56.87%
241 - 360	1,727	299,018,071.09	99.67	6.902	88.75	641	79.15	56.70
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	435	$101,516,701.74	33.84%	6.612%	86.99%	645	74.12%	45.85%
IL	111	18,773,440.85	6.26	7.352	79.01	634	82.77	37.68
FL	101	15,917,446.48	5.31	7.195	91.26	638	80.34	54.30
MN	85	14,172,650.39	4.72	6.829	99.40	654	82.15	56.86
AZ	65	11,043,104.35	3.68	7.072	90.33	622	80.12	70.27
WA	60	10,468,459.49	3.49	6.625	94.73	646	80.36	82.67
GA	75	10,429,702.42	3.48	7.077	89.64	638	82.65	82.72
MD	51	10,399,200.00	3.47	7.220	85.54	642	79.25	64.47
OH	94	10,378,439.55	3.46	7.328	87.19	620	84.47	67.19
OR	65	9,828,916.49	3.28	6.581	93.20	669	81.20	59.03
Other	598	87,093,168.76	29.03	7.045	88.74	638	81.86	63.48
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Original Loan-to-Value Ratio

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	116	$20,240,444.67	6.75%	6.815%	72.71%	611	49.45%	48.82%
60.01 to 70.00%	101	19,634,929.75	6.54	6.656	85.57	624	66.12	39.04
70.01 to 80.00%	1,054	179,464,537.15	59.82	6.637	91.31	650	79.13	58.93
80.01 to 85.00%	110	19,150,513.63	6.38	7.528	91.46	608	84.45	55.84
85.01 to 90.00%	237	41,300,649.94	13.77	7.581	88.06	634	89.69	60.06
90.01 to 95.00%	122	20,230,155.38	6.74	7.623	79.60	658	94.69	55.98
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	115	$19,888,444.67	6.63%	6.816%	74.00%	612	49.45%	47.91%
60.01 to 70.00%	101	19,834,929.75	6.61	6.662	83.94	622	65.80	39.65
70.01 to 80.00%	340	64,751,845.97	21.58	6.817	80.77	625	77.67	45.88
80.01 to 85.00%	111	19,561,913.63	6.52	7.505	91.64	609	84.32	54.25
85.01 to 90.00%	253	44,968,852.86	14.99	7.472	88.08	637	88.87	59.53
90.01 to 95.00%	142	23,995,423.08	8.00	7.415	82.80	662	92.15	57.73
95.01 to 100.00%	678	107,019,820.56	35.67	6.554	97.47	662	80.02	67.08
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

*Includes all liens on the mortgaged property.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	2	$446,000.00	0.15%	7.881%	50.45%	540	53.92%	100.00%
541 - 560	122	19,410,987.47	6.47	7.630	77.10	551	72.01	82.27
561 - 580	174	27,824,213.29	9.27	7.492	80.48	571	76.06	79.01
581 - 600	139	20,553,307.98	6.85	7.448	82.36	591	79.51	62.89
601 - 620	290	48,416,337.50	16.14	6.981	94.30	609	79.91	69.14
621 - 640	195	33,279,256.95	11.09	6.915	91.20	631	80.71	61.92
641 - 660	248	45,132,309.01	15.04	6.659	84.48	651	79.57	41.92
661 - 680	181	33,365,581.24	11.12	6.645	87.73	670	79.70	39.38
681 - 700	146	28,073,052.38	9.36	6.598	93.09	689	80.08	45.57
701 - 720	101	18,315,136.86	6.10	6.602	95.51	710	81.31	45.86
721 - 740	60	10,388,881.56	3.46	6.435	93.25	731	80.24	48.87
741 - 760	44	8,000,084.67	2.67	6.457	94.21	750	81.61	50.05
761 - 780	30	5,600,106.61	1.87	6.306	97.54	768	78.08	33.40
781 >=	8	1,215,975.00	0.41	6.414	94.69	788	81.81	42.10
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	1,304	$219,869,018.67	73.28%	6.933%	86.38%	636	78.77%	55.77%
PUD	246	46,466,868.43	15.49	6.831	95.38	651	80.54	65.12
Condo	149	25,313,459.09	8.44	6.792	95.17	671	80.71	53.35
2-4 Family	41	8,371,884.33	2.79	6.889	84.31	638	75.58	44.63
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Prepayment Penalty Term by Product Type ($)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$23,280,103.25	$13,553,342.40	$125,691,299.47	$30,896,478.43	$0.00	$0.00	$193,421,223.55
3/27 ARM (Libor)	20,828,796.32	618,400.00	376,000.00	30,583,822.03	0.00	0.00	52,407,018.35
Fixed Rate	10,828,504.16	899,424.79	132,200.00	22,777,659.84	0.00	0.00	34,637,788.79
5/25 ARM (Libor)	1,973,867.95	362,800.00	424,025.00	15,534,334.83	0.00	0.00	18,295,027.78
6 Month ARM (Libor)	0.00	0.00	322,400.00	398,650.00	0.00	0.00	721,050.00
1/29 ARM (Libor)	539,122.05	0.00	0.00	0.00	0.00	0.00	539,122.05
Total:	$57,450,393.73	$15,433,967.19	$126,945,924.47	$100,190,945.13	$0.00	$0.00	$300,021,230.52

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	12.04%	7.01%	64.98%	15.97%	0.00%	0.00%	64.47%
3/27 ARM (Libor)	39.74	1.18	0.72	58.36	0.00	0.00	17.47
Fixed Rate	31.26	2.60	0.38	65.76	0.00	0.00	11.55
5/25 ARM (Libor)	10.79	1.98	2.32	84.91	0.00	0.00	6.10
6 Month ARM (Libor)	0.00	0.00	44.71	55.29	0.00	0.00	0.24
1/29 ARM (Libor)	100.00	0.00	0.00	0.00	0.00	0.00	0.18
Total:	19.15%	5.14%	42.31%	33.39%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,030	$192,022,091.43	64.00%	6.753%	90.42%	643	77.25%	56.27%
None	359	57,450,393.73	19.15	7.274	81.15	639	81.92	61.01
2% of UPB	126	21,790,770.46	7.26	6.855	88.28	650	81.37	57.76
1% of UPB	155	17,962,975.36	5.99	7.227	86.64	626	84.68	56.35
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	67	10,387,079.54	3.46	7.161	97.28	627	83.62	38.44
Other	3	407,920.00	0.14	7.641	54.72	683	85.47	76.78
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Documentation Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full	1,044	$170,123,729.52	56.70%	6.922%	89.70%	629	79.80%	100.00%
Stated	686	128,452,980.12	42.81	6.875	86.91	657	78.26	0.00
Limited	10	1,444,520.88	0.48	7.399	78.98	608	76.32	0.00
Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 to 5.00	1	$154,000.00	0.05%	7.625%	0.00%	638	77.78%	100.00%
5.01 to 10.00	4	527,700.00	0.18	7.463	100.00	663	86.21	100.00
10.01 to 15.00	5	729,350.00	0.24	7.792	100.00	590	72.19	100.00
15.01 to 20.00	11	1,525,586.84	0.51	7.384	80.77	613	85.37	100.00
20.01 to 25.00	21	2,652,114.89	0.88	7.540	87.59	590	75.64	100.00
25.01 to 30.00	44	5,457,403.28	1.82	7.368	84.12	612	76.65	100.00
30.01 to 35.00	81	12,206,970.83	4.07	7.424	82.58	614	80.75	100.00
35.01 to 40.00	92	15,050,930.49	5.02	7.284	89.21	615	79.49	100.00
40.01 to 45.00	119	18,532,980.76	6.18	7.286	86.37	616	79.99	100.00
45.01 to 50.00	167	28,197,267.35	9.40	7.356	77.47	608	80.26	100.00
50.01 to 55.00	497	84,888,225.08	28.29	6.495	96.18	647	79.78	100.00
55.01 to 60.00	2	201,200.00	0.07	6.126	100.00	641	80.00	100.00
Subtotal (Full Doc):	1,044	$170,123,729.52	56.70%	6.922%	89.70%	629	79.80%	100.00%

Non-Full Doc Loans:
5.01 to 10.00	1	$262,500.00	0.09%	7.500%	100.00%	550	66.46%	0.00%
10.01 to 15.00	3	244,500.00	0.08	7.498	0.00	669	50.61	0.00
15.01 to 20.00	17	2,995,366.91	1.00	7.088	79.54	642	76.72	0.00
20.01 to 25.00	40	6,574,378.61	2.19	6.949	87.93	649	78.59	0.00
25.01 to 30.00	54	9,820,615.53	3.27	6.785	86.51	650	74.63	0.00
30.01 to 35.00	81	14,601,105.73	4.87	6.809	81.87	656	76.62	0.00
35.01 to 40.00	108	18,959,597.05	6.32	6.972	84.59	646	78.59	0.00
40.01 to 45.00	168	32,958,401.66	10.99	6.840	87.87	662	78.26	0.00
45.01 to 50.00	189	37,092,713.22	12.36	6.900	91.31	668	79.90	0.00
50.01 to 55.00	35	6,388,322.29	2.13	6.800	78.83	625	78.55	0.00
Subtotal (Non-Full Doc):	696	$129,897,501.00	43.30%	6.881%	86.82%	656	78.24%	0.00%

Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
Less than 5.501	47	$9,621,551.93	3.21%	5.306%	100.00%	683	75.44%	80.43%
5.501 to 6.000	191	35,480,348.46	11.83	5.867	100.00	674	76.29	57.46
6.001 to 6.500	306	55,369,429.71	18.46	6.329	100.00	664	77.97	54.65
6.501 to 7.000	378	69,204,868.92	23.07	6.803	100.00	641	78.47	52.21
7.001 to 7.500	261	44,301,869.94	14.77	7.306	100.00	627	80.55	56.25
7.501 to 8.000	210	33,330,650.59	11.11	7.789	100.00	613	84.24	62.45
8.001 to 8.500	77	12,105,832.94	4.03	8.314	100.00	611	84.46	67.51
8.501 to 9.000	35	4,838,006.11	1.61	8.816	100.00	603	89.13	69.18
9.001 to 9.500	6	664,183.13	0.22	9.271	100.00	575	89.86	100.00
9.501 to 10.000	4	466,700.00	0.16	9.755	100.00	585	86.63	36.15
Subtotal (ARM Loans):	1,515	$265,383,441.73	88.45%	6.849%	100.00%	643	79.55%	57.50%

Fixed Rate Loans:
5.501 to 6.000	2	$428,383.75	0.14%	5.961%	0.00%	677	80.00%	100.00%
6.001 to 6.500	26	5,553,481.67	1.85	6.357	0.00	650	69.20	44.26
6.501 to 7.000	48	8,675,717.92	2.89	6.886	0.00	635	70.91	34.20
7.001 to 7.500	49	7,709,439.58	2.57	7.306	0.00	622	72.07	50.70
7.501 to 8.000	53	7,097,522.87	2.37	7.829	0.00	607	82.94	58.56
8.001 to 8.500	29	3,212,525.00	1.07	8.312	0.00	589	86.43	78.62
8.501 to 9.000	15	1,692,018.00	0.56	8.752	0.00	595	87.34	50.34
9.001 to 9.500	1	151,200.00	0.05	9.125	0.00	568	90.00	100.00
9.501 to 10.000	2	117,500.00	0.04	9.949	0.00	628	88.97	59.83
Subtotal (Fixed Rate):	225	$34,637,788.79	11.55%	7.320%	0.00%	623	75.86%	50.57%

Total:	1,740	$300,021,230.52	100.00%	6.904%	88.45%	641	79.12%	56.70%

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
4.001 - 4.500	2	$371,200.00	0.14%	5.555%	100.00%	609	80.00%	100.00%
4.501 - 5.000	411	78,718,461.77	29.66	6.209	100.00	652	76.59	59.05
5.001 - 5.500	559	98,755,517.46	37.21	6.776	100.00	644	78.59	59.47
5.501 - 6.000	328	55,072,692.24	20.75	7.285	100.00	638	80.99	52.33
6.001 - 6.500	158	23,578,780.08	8.88	7.743	100.00	627	85.48	59.47
6.501 - 7.000	44	7,126,197.91	2.69	8.213	100.00	653	92.11	47.55
7.001 - 7.500	10	1,535,542.27	0.58	8.693	100.00	624	88.96	36.98
7.501 - 8.000	3	225,050.00	0.08	9.240	100.00	585	94.20	100.00
Total:	1,515	$265,383,441.73	100.00%	6.849%	100.00%	643	79.55%	57.50%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	4	$721,050.00	0.27%	6.119%	100.00%	606	81.17%	100.00%
2.000	2	539,122.05	0.20	7.703	100.00	601	89.92	0.00
3.000	1,509	264,123,269.68	99.53	6.850	100.00	644	79.52	57.51
Total:	1,515	$265,383,441.73	100.00%	6.849%	100.00%	643	79.55%	57.50%

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	1,515	$265,383,441.73	100.00%	6.849%	100.00%	643	79.55%	57.50%
Total:	1,515	$265,383,441.73	100.00%	6.849%	100.00%	643	79.55%	57.50%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.501 - 11.000	7	$1,180,100.00	0.44%	4.950%	100.00%	678	79.79%	100.00%
11.001 - 11.500	40	8,441,451.93	3.18	5.356	100.00	684	74.83	77.70
11.501 - 12.000	191	35,480,348.46	13.37	5.867	100.00	674	76.29	57.46
12.001 - 12.500	306	55,369,429.71	20.86	6.329	100.00	664	77.97	54.65
12.501 - 13.000	378	69,204,868.92	26.08	6.803	100.00	641	78.47	52.21
13.001 - 13.500	261	44,301,869.94	16.69	7.306	100.00	627	80.55	56.25
13.501 - 14.000	210	33,330,650.59	12.56	7.789	100.00	613	84.24	62.45
14.001 - 14.500	77	12,105,832.94	4.56	8.314	100.00	611	84.46	67.51
14.501 - 15.000	35	4,838,006.11	1.82	8.816	100.00	603	89.13	69.18
15.001 - 15.500	6	664,183.13	0.25	9.271	100.00	575	89.86	100.00
15.501 - 16.000	4	466,700.00	0.18	9.755	100.00	585	86.63	36.15
Total:	1,515	$265,383,441.73	100.00%	6.849%	100.00%	643	79.55%	57.50%

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	47	$9,621,551.93	3.63%	5.306%	100.00%	683	75.44%	80.43%
5.501 - 6.000	191	35,480,348.46	13.37	5.867	100.00	674	76.29	57.46
6.001 - 6.500	306	55,369,429.71	20.86	6.329	100.00	664	77.97	54.65
6.501 - 7.000	378	69,204,868.92	26.08	6.803	100.00	641	78.47	52.21
7.001 - 7.500	261	44,301,869.94	16.69	7.306	100.00	627	80.55	56.25
7.501 - 8.000	210	33,330,650.59	12.56	7.789	100.00	613	84.24	62.45
8.001 - 8.500	77	12,105,832.94	4.56	8.314	100.00	611	84.46	67.51
8.501 - 9.000	35	4,838,006.11	1.82	8.816	100.00	603	89.13	69.18
9.001 - 9.500	6	664,183.13	0.25	9.271	100.00	575	89.86	100.00
9.501 - 10.000	4	466,700.00	0.18	9.755	100.00	585	86.63	36.15
Total:	1,515	$265,383,441.73	100.00%	6.849%	100.00%	643	79.55%	57.50%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	6	$1,260,172.05	0.47%	6.797%	100.00%	604	84.91%	57.22%
13 - 24	1,093	193,351,323.55	72.86	6.893	100.00	641	79.87	54.20
25 - 36	309	52,135,018.35	19.65	6.780	100.00	644	78.92	61.01
37 >=	107	18,636,927.78	7.02	6.593	100.00	673	77.58	82.03
Total:	1,515	$265,383,441.73	100.00%	6.849%	100.00%	643	79.55%	57.50%

FFML 2005-FF10 Collateral Summary – Group 2

Collateral information is as of the Statistical Calculation Date.

Collateral Characteristics – Group 2

Collateral characteristics are listed below as of the Statistical Calculation Date.

Amortization Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	787	$145,357,143.27	13.13%	7.339%	100.00%	615	83.17%	49.24%
3/27 ARM (Libor)	221	48,037,022.61	4.34	7.030	100.00	645	82.18	51.48
5/25 ARM (Libor)	29	8,437,757.17	0.76	6.467	100.00	658	78.33	63.68
1/29 ARM (Libor)	2	219,922.51	0.02	6.602	100.00	614	65.06	59.11
6 Month ARM (Libor)	2	233,400.00	0.02	7.150	100.00	635	93.40	57.80
Fixed Rate	439	72,263,299.16	6.53	7.332	0.00	632	80.56	54.41
Subtotal (Non-IO):	1,480	$274,548,544.72	24.80%	7.255%	73.68%	626	82.15%	51.45%

Interest-Only Loans:
2/28 ARM (Libor)	1,760	$641,191,253.35	57.91%	6.615%	100.00%	671	80.65%	48.21%
3/27 ARM (Libor)	386	127,696,560.77	11.53	6.510	100.00	675	80.58	53.79
5/25 ARM (Libor)	129	40,529,663.49	3.66	6.290	100.00	698	77.82	73.76
6 Month ARM (Libor)	15	6,056,964.59	0.55	6.598	100.00	689	81.56	43.58
Balloon	1	391,500.00	0.04	7.375	0.00	639	90.00	0.00
Fixed Rate	67	16,859,120.00	1.52	7.297	0.00	645	80.21	86.18
Subtotal (IO Loans):	2,358	$832,725,062.20	75.20%	6.597%	97.93%	673	80.50%	51.03%

Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

IO Term

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	2,229	$792,195,398.71	95.13%	6.613%	97.82%	672	80.64%	49.86%
120	129	40,529,663.49	4.87	6.290	100.00	698	77.82	73.76
Total:	2,358	$832,725,062.20	100.00%	6.597%	97.93%	673	80.50%	51.03%

Scheduled Principal Balances

($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	95	$3,893,055.94	0.35%	8.193%	55.81%	587	73.96%	81.93%
50,000.01 - 100,000.00	454	35,780,317.98	3.23	7.634	69.23	610	80.62	64.96
100,000.01 - 150,000.00	608	76,871,329.07	6.94	7.330	80.73	623	82.23	55.93
150,000.01 - 200,000.00	482	84,606,015.98	7.64	7.183	86.06	637	82.09	49.08
200,000.01 - 250,000.00	452	101,484,218.22	9.17	7.015	90.88	645	81.97	44.17
250,000.01 - 300,000.00	369	101,311,741.89	9.15	6.873	91.51	661	81.64	36.08
300,000.01 - 350,000.00	222	71,941,134.28	6.50	6.716	96.81	670	81.34	37.42
350,000.01 - 400,000.00	274	102,795,649.42	9.28	6.658	95.68	667	80.56	36.06
400,000.01 - 450,000.00	166	70,511,456.70	6.37	6.768	97.01	661	81.68	37.34
450,000.01 - 500,000.00	132	62,797,197.37	5.67	6.670	97.73	667	80.96	32.85
500,000.01 - 550,000.00	165	86,487,385.27	7.81	6.542	94.03	666	80.99	52.59
550,000.01 - 600,000.00	114	65,731,880.64	5.94	6.573	93.94	675	80.78	55.20
600,000.01 - 650,000.00	64	40,157,362.20	3.63	6.544	93.80	668	80.77	60.88
650,000.01 >=	241	202,904,861.96	18.32	6.292	94.87	689	79.00	77.21
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Lien Position

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Loan Purpose

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	2,330	$757,849,994.98	68.44%	6.625%	96.68%	675	80.84%	52.61%
Cash Out Refinance	1,396	325,907,743.51	29.43	7.050	82.98	631	81.02	46.81
Rate/Term Refinance	112	23,515,868.43	2.12	7.101	62.18	634	81.64	63.30
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Occupancy Status

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	3,720	$1,081,874,821.64	97.71%	6.744%	91.88%	660	80.81%	50.50%
Investment	87	18,429,330.33	1.66	7.424	93.85	701	85.52	81.30
Second Home	31	6,969,454.95	0.63	7.473	92.24	680	84.64	69.06
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Original Terms to Stated Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	38	$5,835,995.95	0.53%	6.699%	0.00%	636	72.56%	50.63%
181 - 240	2	136,900.00	0.01	7.719	0.00	681	73.60	29.22
241 - 360	3,798	1,101,300,710.97	99.46	6.760	92.41	661	80.96	51.14
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Remaining Terms to Stated Maturity

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	38	$5,835,995.95	0.53%	6.699%	0.00%	636	72.56%	50.63%
181 - 240	2	136,900.00	0.01	7.719	0.00	681	73.60	29.22
241 - 360	3,798	1,101,300,710.97	99.46	6.760	92.41	661	80.96	51.14
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

State Distribution (Top 10)

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	1,191	$546,385,354.17	49.35%	6.401%	96.72%	679	79.77%	49.30%
FL	288	67,083,292.15	6.06	7.047	92.39	656	80.60	49.82
IL	251	52,670,042.03	4.76	7.293	81.92	639	83.35	37.59
NY	134	43,977,823.03	3.97	6.859	89.49	670	81.67	51.68
NV	111	31,680,810.96	2.86	6.896	99.19	652	80.66	48.90
MD	103	29,684,082.35	2.68	7.229	79.11	639	81.08	63.97
GA	113	23,917,028.17	2.16	6.980	91.92	661	81.90	72.25
AZ	100	23,351,198.48	2.11	7.025	90.84	627	81.04	58.75
MI	141	23,337,540.93	2.11	7.121	91.83	632	83.08	45.09
NJ	66	22,641,073.61	2.04	7.172	96.72	641	82.71	47.40
Other	1,340	242,545,361.04	21.90	7.161	83.86	637	82.42	55.30
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Original Loan-to-Value Ratio

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	115	$18,488,171.64	1.67%	6.974%	77.35%	612	52.45%	44.84%
60.01 to 70.00%	154	46,580,803.01	4.21	6.458	83.69	633	66.83	59.11
70.01 to 80.00%	2,425	787,452,694.23	71.12	6.507	94.33	672	79.53	51.60
80.01 to 85.00%	284	63,157,004.17	5.70	7.398	87.66	618	84.46	51.78
85.01 to 90.00%	512	119,585,675.95	10.80	7.665	89.12	630	89.69	48.54
90.01 to 95.00%	346	71,354,422.24	6.44	7.613	82.77	662	94.73	46.43
95.01 to 100.00%	2	654,835.68	0.06	7.565	100.00	657	100.00	16.01
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Original Full Combined Loan-to-Value Ratio*

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
Less than 60.01%	113	$17,437,193.52	1.57%	6.973%	75.98%	606	52.30%	47.54%
60.01 to 70.00%	143	37,301,701.47	3.37	6.511	81.97	621	66.55	55.25
70.01 to 80.00%	623	157,936,669.93	14.26	6.758	79.70	640	77.85	48.72
80.01 to 85.00%	291	66,448,297.48	6.00	7.361	86.96	620	83.89	51.40
85.01 to 90.00%	587	160,753,791.20	14.52	7.335	90.92	643	86.94	51.52
90.01 to 95.00%	447	126,002,113.24	11.38	7.033	89.98	668	88.08	56.31
95.01 to 100.00%	1,634	541,393,840.08	48.89	6.463	98.03	681	79.89	50.31
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

*Includes all liens on the mortgaged property.

FICO Score

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	16	$1,709,034.16	0.15%	7.977%	69.01%	540	69.04%	86.24%
541 - 560	242	32,434,555.14	2.93	7.920	71.59	551	76.28	80.95
561 - 580	413	69,367,614.88	6.26	7.645	82.22	570	80.44	70.85
581 - 600	274	53,346,459.70	4.82	7.411	87.24	592	81.77	69.82
601 - 620	469	110,027,592.94	9.94	7.087	90.97	610	81.86	70.28
621 - 640	349	104,224,440.28	9.41	6.964	89.90	631	82.58	62.32
641 - 660	546	178,023,491.74	16.08	6.721	94.75	650	80.72	40.54
661 - 680	451	152,190,275.96	13.74	6.540	93.07	670	81.03	41.11
681 - 700	357	134,570,520.13	12.15	6.437	94.94	690	80.70	44.47
701 - 720	302	109,396,992.29	9.88	6.366	93.57	709	80.59	39.83
721 - 740	188	68,337,083.24	6.17	6.413	96.69	731	80.65	40.76
741 - 760	122	53,777,751.37	4.86	6.297	95.66	750	80.66	48.94
761 - 780	71	26,549,489.71	2.40	6.323	93.63	770	80.91	56.21
781 >=	38	13,318,305.38	1.20	6.327	98.99	789	80.20	18.94
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Property Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	2,753	$746,186,052.56	67.39%	6.788%	90.46%	658	81.12%	49.67%
PUD	643	227,068,636.67	20.51	6.684	94.27	664	80.41	58.75
Condo	288	79,526,109.04	7.18	6.687	96.48	679	80.82	43.99
2-4 Family	154	54,492,808.65	4.92	6.800	95.35	672	80.27	49.83
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Prepayment Penalty Term by Product Type ($)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$121,624,870.66	$87,835,275.70	$511,011,698.90	$66,076,551.36	$0.00	$0.00	$786,548,396.62
3/27 ARM (Libor)	78,240,591.18	5,230,750.37	2,183,650.00	90,078,591.83	0.00	0.00	175,733,583.38
Fixed Rate	32,029,741.59	2,504,137.36	1,281,875.76	53,306,664.45	0.00	0.00	89,122,419.16
5/25 ARM (Libor)	12,110,449.00	410,350.00	1,624,930.00	34,821,691.66	0.00	0.00	48,967,420.66
6 Month ARM (Libor)	4,318,498.00	0.00	966,970.00	1,004,896.59	0.00	0.00	6,290,364.59
Balloon	391,500.00	0.00	0.00	0.00	0.00	0.00	391,500.00
1/29 ARM (Libor)	0.00	89,922.51	0.00	130,000.00	0.00	0.00	219,922.51
Total:	$248,715,650.43	$96,070,435.94	$517,069,124.66	$245,418,395.89	$0.00	$0.00	$1,107,273,606.92

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	15.46%	11.17%	64.97%	8.40%	0.00%	0.00%	71.03%
3/27 ARM (Libor)	44.52	2.98	1.24	51.26	0.00	0.00	15.87
Fixed Rate	35.94	2.81	1.44	59.81	0.00	0.00	8.05
5/25 ARM (Libor)	24.73	0.84	3.32	71.11	0.00	0.00	4.42
6 Month ARM (Libor)	68.65	0.00	15.37	15.98	0.00	0.00	0.57
Balloon	100.00	0.00	0.00	0.00	0.00	0.00	0.04
1/29 ARM (Libor)	0.00	40.89	0.00	59.11	0.00	0.00	0.02
Total:	22.46%	8.68%	46.70%	22.16%	$0.00	$0.00	100.00%

Prepayment Penalty Description – Top 5

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,323	$746,827,244.65	67.45%	6.601%	94.42%	666	80.30%	51.32%
None	893	248,715,650.43	22.46	7.048	86.96	662	81.59	51.38
2% of UPB	198	45,638,384.21	4.12	7.073	80.56	640	82.99	54.94
1% of UPB	266	39,007,570.51	3.52	7.283	85.11	627	83.95	50.35
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	158	27,084,757.12	2.45	7.217	97.39	616	83.78	38.34
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Documentation Type

	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full	1,951	$566,158,125.93	51.13%	6.668%	90.49%	650	80.70%	100.00%
Stated	1,864	535,573,031.12	48.37	6.855	93.41	673	81.11	0.00
Limited	23	5,542,449.87	0.50	7.071	93.00	642	83.77	0.00
Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Debt to Income Ratio

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 to 5.00	4	$2,328,427.16	0.21%	6.717%	89.60%	674	81.47%	100.00%
5.01 to 10.00	10	5,499,558.11	0.50	6.845	74.35	662	78.17	100.00
10.01 to 15.00	30	12,023,073.75	1.09	6.459	93.47	659	78.87	100.00
15.01 to 20.00	49	14,508,676.72	1.31	6.598	84.98	655	78.35	100.00
20.01 to 25.00	69	16,331,339.59	1.47	6.978	88.31	632	79.99	100.00
25.01 to 30.00	126	30,491,130.30	2.75	6.842	86.14	658	80.09	100.00
30.01 to 35.00	181	44,165,077.93	3.99	6.861	85.51	640	80.44	100.00
35.01 to 40.00	212	57,602,008.87	5.20	6.930	87.41	642	82.13	100.00
40.01 to 45.00	309	86,009,407.32	7.77	6.801	88.73	643	81.12	100.00
45.01 to 50.00	347	109,950,764.59	9.93	6.729	89.17	650	81.38	100.00
50.01 to 55.00	613	186,758,261.59	16.87	6.400	95.80	658	80.26	100.00
55.01 to 60.00	1	490,400.00	0.04	6.750	100.00	651	80.00	100.00
Subtotal (Full Doc):	1,951	$566,158,125.93	51.13%	6.668%	90.49%	650	80.70%	100.00%

Non-Full Doc Loans:
0.01 to 5.00	4	$1,017,425.00	0.09%	7.841%	100.00%	637	85.14%	0.00%
5.01 to 10.00	1	296,000.00	0.03	6.999	0.00	565	80.00	0.00
10.01 to 15.00	4	569,700.00	0.05	7.023	92.98	664	70.78	0.00
15.01 to 20.00	29	4,643,916.60	0.42	7.002	77.90	658	81.56	0.00
20.01 to 25.00	61	11,181,660.91	1.01	6.983	82.49	642	78.33	0.00
25.01 to 30.00	123	26,126,507.50	2.36	7.066	88.73	670	81.99	0.00
30.01 to 35.00	208	53,283,778.41	4.81	6.902	88.52	673	81.19	0.00
35.01 to 40.00	305	84,883,974.93	7.67	6.821	94.02	672	80.65	0.00
40.01 to 45.00	497	155,052,165.82	14.00	6.839	94.77	677	80.99	0.00
45.01 to 50.00	574	186,118,762.41	16.81	6.819	95.55	675	81.17	0.00
50.01 to 55.00	81	17,941,589.41	1.62	6.960	89.87	645	84.55	0.00
Subtotal (Non-Full Doc):	1,887	$541,115,480.99	48.87%	6.857%	93.41%	673	81.13%	0.00%

Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Mortgage Rates

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
Less than 5.501	81	$39,196,144.60	3.54%	5.321%	100.00%	696	77.79%	85.27%
5.501 to 6.000	402	170,479,936.79	15.40	5.865	100.00	692	78.87	68.75
6.001 to 6.500	698	266,408,388.77	24.06	6.321	100.00	678	79.15	50.38
6.501 to 7.000	857	260,666,024.22	23.54	6.809	100.00	664	80.41	35.84
7.001 to 7.500	572	140,483,883.02	12.69	7.307	100.00	638	82.82	44.39
7.501 to 8.000	396	85,629,666.06	7.73	7.794	100.00	626	86.17	49.96
8.001 to 8.500	180	32,222,335.18	2.91	8.276	100.00	608	87.82	50.95
8.501 to 9.000	114	17,511,564.69	1.58	8.763	100.00	593	88.21	56.83
9.001 to 9.500	28	4,933,894.43	0.45	9.315	100.00	591	87.66	46.89
9.501 to 10.000	3	227,850.00	0.02	9.655	100.00	546	83.50	100.00
Subtotal (ARM Loans):	3,331	$1,017,759,687.76	91.92%	6.710%	100.00%	664	80.94%	50.34%

Fixed Rate Loans:
Less than 5.501	6	$3,030,000.18	0.27%	5.112%	0.00%	696	70.99%	77.85%
5.501 to 6.000	14	6,599,150.00	0.60	5.875	0.00	688	76.73	77.63
6.001 to 6.500	33	8,416,629.02	0.76	6.350	0.00	686	78.00	62.92
6.501 to 7.000	69	15,566,127.87	1.41	6.831	0.00	654	77.54	53.65
7.001 to 7.500	109	20,683,524.36	1.87	7.344	0.00	628	80.67	53.77
7.501 to 8.000	112	15,188,130.92	1.37	7.828	0.00	613	82.74	49.11
8.001 to 8.500	97	12,813,795.98	1.16	8.309	0.00	596	84.42	72.51
8.501 to 9.000	44	5,627,549.68	0.51	8.802	0.00	593	86.72	67.57
9.001 to 9.500	17	1,113,857.06	0.10	9.205	0.00	582	81.55	70.69
9.501 to 10.000	5	415,204.62	0.04	9.771	0.00	578	81.53	61.31
10.001 to 10.500	1	59,949.47	0.01	10.250	0.00	555	77.92	0.00
Subtotal (Fixed Rate):	507	$89,513,919.16	8.08%	7.326%	0.00%	635	80.54%	60.15%

Total:	3,838	$1,107,273,606.92	100.00%	6.760%	91.92%	661	80.91%	51.13%

Gross Margin

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
4.001 - 4.500	5	$3,223,750.00	0.32%	6.354%	100.00%	723	80.00%	35.40%
4.501 - 5.000	985	382,482,915.91	37.58	6.165	100.00	676	78.85	52.56
5.001 - 5.500	1,069	344,346,833.93	33.83	6.666	100.00	664	79.93	50.89
5.501 - 6.000	730	184,783,003.76	18.16	7.266	100.00	648	83.21	45.79
6.001 - 6.500	376	74,408,251.37	7.31	7.739	100.00	640	87.34	52.45
6.501 - 7.000	133	22,909,040.62	2.25	8.275	100.00	640	90.02	38.73
7.001 - 7.500	29	5,094,692.17	0.50	8.477	100.00	650	89.96	36.73
7.501 - 8.000	4	511,200.00	0.05	8.784	100.00	653	94.26	100.00
Total:	3,331	$1,017,759,687.76	100.00%	6.710%	100.00%	664	80.94%	50.34%

Initial Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	17	$6,290,364.59	0.62%	6.618%	100.00%	687	82.00%	44.11%
2.000	2	219,922.51	0.02	6.602	100.00	614	65.06	59.11
3.000	3,312	1,011,249,400.66	99.36	6.711	100.00	663	80.94	50.37
Total:	3,331	$1,017,759,687.76	100.00%	6.710%	100.00%	664	80.94%	50.34%

Subsequent Periodic Cap

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	3,331	$1,017,759,687.76	100.00%	6.710%	100.00%	664	80.94%	50.34%
Total:	3,331	$1,017,759,687.76	100.00%	6.710%	100.00%	664	80.94%	50.34%

Maximum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.501 - 11.000	10	$5,056,760.63	0.50%	4.916%	100.00%	722	72.58%	87.35%
11.001 - 11.500	71	34,139,383.97	3.35	5.381	100.00	692	78.56	84.96
11.501 - 12.000	402	170,479,936.79	16.75	5.865	100.00	692	78.87	68.75
12.001 - 12.500	698	266,408,388.77	26.18	6.321	100.00	678	79.15	50.38
12.501 - 13.000	857	260,666,024.22	25.61	6.809	100.00	664	80.41	35.84
13.001 - 13.500	572	140,483,883.02	13.80	7.307	100.00	638	82.82	44.39
13.501 - 14.000	395	85,407,816.61	8.39	7.794	100.00	626	86.16	50.09
14.001 - 14.500	180	32,222,335.18	3.17	8.276	100.00	608	87.82	50.95
14.501 - 15.000	115	17,733,414.14	1.74	8.753	100.00	594	88.23	56.12
15.001 - 15.500	28	4,933,894.43	0.48	9.315	100.00	591	87.66	46.89
15.501 - 16.000	3	227,850.00	0.02	9.655	100.00	546	83.50	100.00
Total:	3,331	$1,017,759,687.76	100.00%	6.710%	100.00%	664	80.94%	50.34%

Minimum Rate

(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	81	$39,196,144.60	3.85%	5.321%	100.00%	696	77.79%	85.27%
5.501 - 6.000	402	170,479,936.79	16.75	5.865	100.00	692	78.87	68.75
6.001 - 6.500	698	266,408,388.77	26.18	6.321	100.00	678	79.15	50.38
6.501 - 7.000	857	260,666,024.22	25.61	6.809	100.00	664	80.41	35.84
7.001 - 7.500	572	140,483,883.02	13.80	7.307	100.00	638	82.82	44.39
7.501 - 8.000	396	85,629,666.06	8.41	7.794	100.00	626	86.17	49.96
8.001 - 8.500	180	32,222,335.18	3.17	8.276	100.00	608	87.82	50.95
8.501 - 9.000	114	17,511,564.69	1.72	8.763	100.00	593	88.21	56.83
9.001 - 9.500	28	4,933,894.43	0.48	9.315	100.00	591	87.66	46.89
9.501 - 10.000	3	227,850.00	0.02	9.655	100.00	546	83.50	100.00
Total:	3,331	$1,017,759,687.76	100.00%	6.710%	100.00%	664	80.94%	50.34%

Months to Next Rate Adjustment

(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	19	$6,510,287.10	0.64%	6.617%	100.00%	685	81.43%	44.62%
13 - 24	2,543	784,954,076.62	77.13	6.749	100.00	661	81.12	48.33
25 - 36	609	177,124,803.38	17.40	6.651	100.00	667	81.00	53.41
37 >=	160	49,170,520.66	4.83	6.325	100.00	691	77.94	72.14
Total:	3,331	$1,017,759,687.76	100.00%	6.710%	100.00%	664	80.94%	50.34%